                                                                    Exhibit 99.1

                         FORM 4 JOINT FILER INFORMATION
Name:                                      ForeFront Venture Partners, L.P.
Address:                                   3600 Pruneridge Avenue, Suite 300
                                           Santa Clara, CA  95051
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  ForeFront Venture Partners, L.P.

                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      Forefront Associates LLC
Address:                                   3600 Pruneridge Avenue, Suite 300
                                           Santa Clara, CA  95051
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  Forefront Associates LLC

                                           By: /s/ Herbert Chang
                                               ------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Capital, Inc.
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Capital, Inc.

                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Excelsus Venture Capital
                                            (Int'l) Inc., LDC
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Excelsus Venture Capital
                                            (Int'l) Inc., LDC

                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Burgeon Venture Capital,
                                            Inc.
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Burgeon Venture Capital,
                                            Inc.
                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Dayspring Venture Capital,
                                            Inc.
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Dayspring Venture Capital,
                                            Inc.
                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Semiconductor Development
                                            Fund, Inc.
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Semiconductor Development
                                            Fund, Inc.
                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------
Name:                                      InveStar Semiconductor Development
                                            Fund, Inc. (II), LDC
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  InveStar Semiconductor Development
                                            Fund, Inc. (II), LDC

                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

Name:                                      Kenneth Tai
Address:                                   Room 1201 12th Floor
                                           333 Keelung Road, Sec. 1
                                           Taipei, Taiwan, R.O.C.
Relationship to Issuer:                    10% Owner
Designated Filer:                          Chang, Kuo Wei ("Herbert")
Date of Event Requiring Statement:         11/24/2004
Issuer Name and Ticker or Trading Symbol:  Monolithic Power Systems, Inc. (MPWR)
Signature                                  Kenneth Tai

                                           By: /s/ Herbert Chang
                                               ---------------------------------
                                           Title:
                                                  ------------------------------